DREYFUS BALANCED FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to introduce Timothy M. Ghriskey, who was named portfolio manager of the Dreyfus Balanced Fund, Inc. in March of this year.
    Tim joined the investment staff of The Dreyfus Corporation in the summer of 1995 as a Senior Equity Portfolio Manager. Before joining Dreyfus, he spent ten years with Loomis, Sayles & Company as both an equity and a balanced portfolio manager. At his prior firm, Tim was an Associate Managing Partner and a member of the Investment Policy Committee and the Planning Committee. He began his investment career as an equity analyst following a number of industries, including beverage, tobacco, leisure, entertainment, home products, cosmetics, metals and mining.
    Tim is a graduate of Trinity College and received his M.B.A. from the Darden School at the University of Virginia. He is a Chartered Financial Analyst and a Chartered Investment Counselor.
    We have great confidence in Tim Ghriskey's money management skills.
                              Sincerely,

                          (Stephen E. Canter Signature)

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation


DREYFUS BALANCED FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is an honor to have been named Portfolio Manager of the Dreyfus Balanced Fund, Inc., and to correspond with you in this annual report covering the fiscal year ended August 31, 1996.
    For that 12-month period, the Dreyfus Balanced Fund had a total return of 5.19%.* Due to the structure of the Fund, a balanced mix of stocks and bonds, this return is not comparable to a market index composed entirely of either common stocks or bonds. Two such indices, the Standard & Poor's 500 Composite Stock Price Index ** and the Lehman Brothers Aggregate Bond Index, *** had total returns of 18.72% and 4.10% respectively, during the Fund's fiscal year.
ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half of 1996 was broken only temporarily by July's sluggishness. Somewhat faster growth is again evident as summer ends. However, above-trend economic expansion this year has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board tightening.
    This year's economic strength is due to robust domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment, although homebuilding saw slower activity. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods-both sluggish sectors this summer-have recently reaccelerated. Corporate profits, however, are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderate, although rising food and energy prices have begun to pull the overall inflation rate higher and wage increases have accelerated in this year's tight labor market. As a result, reports of a faster economic pace have boosted fears of accelerated inflation, and bond yields have risen substantially; short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
MARKET OVERVIEW
    The securities markets remained robust, as we said, through a good part of the last 12 months but stumbled in late June and July of this year. The summer sell-off was due to a number of factors, among them the higher price levels and price-to-earnings ratios that many stocks had already achieved, and indications that corporate profits might not be as strong in the last half of the year as in the first half. The overriding influence, however, was the market's anticipation of what the Federal Reserve might do about interest rates.
    In late 1995 and early 1996, the Fed was preoccupied with offsetting economic weakness, and that occasioned the series of cuts in short-term rates initiated by the Fed, the last one occurring at the end of January, 1996. After that, through August 31, the Fed adopted a hands-off posture in regard to interest rates. However, the stock and bond markets expected the Fed to shift gears and slam on the monetary brakes as the economy continued to expand.

    These fears of an anti-inflation move by the Fed were particularly acute in June and July, leading to a sharp shakeout in security prices-among bonds as well as stocks. Technology stocks were affected the most, but large capitalization blue chips also experienced setbacks. Bond prices slumped as interest rates rose.
    As July gave way to August, the markets appeared to make an adjustment to the interest rate outlook, and regained some of the ground lost earlier. However, high anxiety still prevailed as the country moved into the fall season, bringing with it the unknowns of the pending Presidential and Congressional elections.
FUND CHANGES
    I was appointed Portfolio Manager on March 11, 1996, so just under half of the fiscal year was under my direction. Restructuring of the Fund took some time. These changes included revising the asset allocation ranges permitted for the Fund in order to make them similar to other balanced mutual funds. In other steps to strengthen the Fund's management, we recruited Kevin McClintock, head of Taxable Fixed Income at Dreyfus, to support Matt Olson in the construction of the fixed income portfolio of the Fund. Further, I became involved in supporting Don Geogerian in the selection of securities for the equity portfolio of the Fund. Finally, while I am the final decision-maker in terms of the Fund's asset mix, I do seek the input of all Dreyfus Senior Portfolio Managers during regular formal and informal meetings where we review economic and financial data, including the outputs from our econometric computer model. The concept of the Fund continues to be to provide a fairly constant and balanced mix of both stocks and bonds. FUNDAMENTAL ANALYSIS
    We are practitioners of, and passionate believers in, fundamental security analysis. This method of determining the value of a security starts with our analysts and sometimes our portfolio managers communicating directly with the management of companies which are either current investments or are being considered for investment in Dreyfus mutual funds. Not only do we interview management by telephone on a regular basis, but we also periodically visit corporate headquarters, divisional headquarters, factories and distribution outlets. We meet with senior management and talk with all levels of employees, as well as customers and competitors. It is through the mosaic of information collected in these meetings that investment decisions begin to be made.
    It is a massive undertaking for us, especially given the thousands of securities which are available for investment on a worldwide basis. It can only be accomplished with an experienced and dedicated team of security analysts. Dreyfus currently employs 35 individuals who specialize in this analytical work, one of the largest efforts of any mutual fund firm. Our analysts are solely dedicated to finding the best investments for our clients, the Dreyfus mutual fund shareholders. Their work is proprietary: It is only distributed internally to our portfolio managers, and forms the basis for security selection in the mutual funds.
    Much like the complete and thorough mixture of information that we build to make investment decisions, our analysts form a diverse mix of individuals. Some are specialists in certain types of securities, while others are industry specialists who concentrate on securities within a particular sector of the economy. Most have actual industry experience in their particular field of specialization prior to joining Dreyfus. For example, our three-person health care team includes a retired physician, a former medical researcher for the U.S. Army, and a former health care lobbyist to Congress. Some of our analysts are relatively young and some are veterans, providing a wonderful blend of energy and experience. All of this diversity is beneficial to the investment process. Investments are best made by thinking somewhat differently from everyone else who is making similar investments. Ideally, one tries to make investment choices a bit sooner than other investors make those same choices. The reason, of course, is that through an increase in demand for ownership of a security the price of that security increases.
PORTFOLIO FOCUS
    There are basically three decision levels for the Dreyfus Balanced Fund: the asset allocation mix, the equity holdings and the fixed income holdings. Each is addressed below.
ASSET ALLOCATION MIX
    The Fund started the fiscal year with a low allocation of assets to equity securities, given worries about the length of the advance in stock prices. By early 1996, however, with the rally remaining intact, equity assets were moved close to the benchmark allocation. In the spring, we raised stocks above the benchmark and, eventually, to near the maximum equity exposure. In contrast to conventional wisdom at that time, we believed that there was enough economic weakness to keep the Federal Reserve Board from raising short-term interest rates. With some turbulence in the stock market during July, the equity allocation was reduced back to the benchmark. These changes in asset allocation generally added to performance results.
    Bond holdings made up most of the remainder of the Fund's assets during the fiscal year. Cash equivalents were generally a small part of holdings, given the low yields available and our overall constructive view of the equity and bond markets.
EQUITY HOLDINGS
    Equity performance benefited from holdings such as Nike, Cl.B, Warner-Lambert, Schering-Plough, First Interstate Bancorp, and NorAm Energy. The latter two stocks received takeover offers which significantly boosted the stock prices. Results were penalized by investments including Teradyne and Grand Casinos, and both securities have been sold so that small problems would not become big problems.
FIXED INCOME HOLDINGS
    The fixed income portfolio of the Fund was positioned defensively for much of the fiscal year, penalizing returns for much of the first half as interest rates generally declined, and benefiting returns during much of the second half as interest rates generally rose. Toward the end of the fiscal year, portfolio durations (weighted average time to maturity of all cash flows, or a more exact measure of time to maturity) were lengthened, again benefiting returns as interest rates generally fell.
    An important and beneficial feature for performance throughout most of the fiscal year was an overweighting in mortgage-backed security holdings. Mortgages offer more yield than both Treasury bonds and many investment grade corporate bonds of comparable duration. Mortgages possess none of the event risks (e.g., takeovers, restructuring, share repurchases) characteristic of corporate bonds.
    More recently, we have found some of the best fixed income opportunities and resulting profits in the Yankee sector of the market. These are foreign bonds which trade and pay interest in U.S. dollars. The issues we have bought have collateral and debt service coverage many times that of comparable U.S. issues, significantly reducing many forms of risk. One of the disappointing holdings during the fiscal year, however, was Republic of Colombia where political problems in that Latin American country have restrained this bond's total return. We continue to believe that this bond's risk is controllable and that the potential reward more than justifies the holding.
OUTLOOK
    We remain positive on the long-term outlook for financial assets. We believe we are in an extended period of secular decline in interest rates and inflation, and of controlled economic growth. Furthermore, corporate managements have become more active in taking steps that directly benefit companies' owners, the holders of the common stock. This group includes owners of mutual fund shares, our clients.
    Thank you for your trust and the privilege of managing your assets. All of Dreyfus continues to work diligently on your behalf.
                              Sincerely,

                          (Timothy M. Ghriskey Signature)

                              Timothy M. Ghriskey
                              Portfolio Manager
September 12, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** SOURCE: LEHMAN BROTHERS - The Lehman Brothers Aggregate Bond Index is a widely accepted Index of corporate, government and government agency debt instruments.


DREYFUS BALANCED FUND, INC.                                   AUGUST 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BALANCED FUND, INC. WITH
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND
THE LEHMAN BROTHERS AGGREGATE BOND INDEX







Dollars
$17,306
Standard & Poor's 500 Composite Stock
Price Index*
$14,686
Dreyfus Balanced Fund
$12,516
Lehman Brothers
Aggregate Bond Index**
*  Source: Lipper Analytical Services, Inc.
**Source: Lehman Brothers
AVERAGE ANNUAL TOTAL RETURNS
      ONE YEAR ENDED                      FROM INCEPTION (9/30/92)
      AUGUST 31, 1996                        TO AUGUST 31, 1996
     ________________                    __________________________
           5.19%                                    10.30%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Balanced Fund, Inc. on 9/30/92 (Inception Date) to a $10,000 investment made in the Standard and Poor's 500 Composite Stock Price Index on that date as well as to the Lehman Brothers Aggregate Bond Index which are described below. All dividends and capital gain distributions are reinvested.
Dreyfus Balanced Fund seeks long-term capital growth and current income through investment in equity and debt securities. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS                                                                                 AUGUST 31, 1996
                                                                                                 PRINCIPAL
BONDS AND NOTES-44.0%                                                                             AMOUNT              VALUE
                                                                                            __________________   _______________
                                 BANKING-.9%.        Citicorp, Sr. Medium-Term Notes,
                                       7.07%, 2000..........................                    $    2,500,000   $  2,496,363
                                                                                                                 ______________
      FINANCE-4.7%                   Associates Sr. Notes,
                                       6 3/4%, 2001.........................                         3,650,000      3,592,012
                                     Fleet Mortgage Group, Notes,
                                       6 1/2%, 2000.........................                         2,500,000      2,451,978
                                     Household Finance:
                                       Sr. Medium-Term Notes,
                                       7%, 2000.............................                         2,500,000      2,493,195
                                       Sr. Notes,
                                       7 1/8%, 1999.........................                         1,600,000      1,611,483
                                     Wharf Capital International Limited, Notes,
                                       8 7/8%, 2004.........................                         2,600,000      2,651,431
                                                                                                                 ______________
                                                                                                                   12,800,099
                                                                                                                 ______________
      INDUSTRIAL-3.1%                Hydro Quebec, Deb.,
                                       8.05%, 2006..........................                         2,750,000      2,886,208
                                     PDV America, Sr. Notes,
                                       7 1/4%, 1998.........................                         3,000,000      2,969,424
                                     Sears Roebuck Acceptance Corp.,
                                       Medium-Term Notes,
                                       6.86%, 2001..........................                         2,500,000      2,468,713
                                                                                                                 ______________
                                                                                                                    8,324,345
                                                                                                                 ______________
  UTILITIES-1.7%                     Chilgener, Notes,
                                       6 1/2%, 2006.........................                         1,975,000      1,817,468
                                     Indiantown Cogeneration, L.P.,
                                       9.77%, 2020..........................                         2,500,000      2,757,031
                                                                                                                 ______________
                                                                                                                    4,574,499
                                                                                                                 ______________
             FOREIGN-4.9%            Republic of Columbia, Notes,
                                       7 1/4%, 2003.........................                         2,700,000      2,507,714
                                     Republic of Italy, Deb.,
                                       6 7/8%, 2023.........................                         2,300,000      2,041,250
                                     State of Israel, Bonds,
                                       6 3/8%, 2005.........................                         1,100,000      1,006,416
                                     United Mexican States, Notes,
                                       7.687%, 2001.........................                         5,500,000(a,b) 5,522,550
                                     Zhuhai Highway, Sr. Notes,
                                       9 1/8%, 2006.........................                         2,000,000(b)   2,042,500
                                                                                                                 ______________
                                                                                                                   13,120,430
                                                                                                                 ______________

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1996
                                                                                                PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                      AMOUNT             VALUE
                                                                                             ________________    _______________
                   OTHER-2.9%        Citibank Credit Card Master Trust,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-1, Cl. A, Zero Coupon, 2003                    $    2,700,000   $  1,959,660
                                     GMAC 1993-B Grantor Trust,
                                       Asset Backed Ctfs.,
                                       Cl. A, 4%, 1998......................                            88,336         87,347
                                     GS Mortgage Securities Corporation II,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-PL, Cl. A1, 7.02%, 2027....                         2,861,686      2,824,127
                                     MMCA Auto Owner Trust,
                                       Asset Backed Ctfs.,
                                       Ser. 1995-1, Cl. A, 5.70%, 2000......                         1,921,132      1,910,681
                                     Structured Asset Securities Corporation,
                                       Asset Backed Ctfs.,
                                       Ser. 1996-CFL, Cl. A1B, 5.751%, 2028.                           980,000        960,553
                                                                                                                 ______________
                                                                                                                    7,742,368
                                                                                                                 ______________
      U.S. GOVERNMENT
      AND AGENCIES-25.8%             Federal Home Loan Mortgage Corp., Deb.,
                                       6 1/2%, 8/15/2021....................                         1,650,000      1,538,559
                                     Federal National Mortgage Association,
                                       Real Estate Mortgage Investment Conduit:
                                            Ser.93-146B, Zero Coupon,
                                            1/31/1997 (c)...................                           628,369        591,060
                                            Ser.93-178, Cl. PB, 5%,
                                            4/25/2006.......................                             3,734          3,720
                                            Ser.1996-M3, Cl. A1, 7.385%,
                                            3/1/2021........................                         4,969,890      5,028,908
                                            6 1/2%, 9/1/1999................                         2,006,526      1,980,180
                                            6%, 5/1/2011....................                        14,067,754     13,188,520
                                            6 1/2%, 11/1/2025...............                         3,695,865      3,417,522
                                     Overseas Private Investment,
                                       7.63%, 7/15/2002.....................                         2,314,891      2,352,393
                                     U.S. Treasury Bonds,
                                       7 1/4%, 5/15/2016....................                        16,750,000     16,718,594
                                     U.S. Treasury Notes:
                                       6 3/4%, 4/30/2000....................                         5,000,000      5,017,969
                                       5 7/8%, 6/30/2000....................                         9,700,000      9,448,406
                                       6 1/8%, 9/30/2000....................                         3,000,000      2,940,938
                                       5 3/4%, 8/15/2003....................                         8,000,000      7,516,250
                                                                                                                 ______________
                                                                                                                   69,743,019
                                                                                                                 ______________
                                     TOTAL BONDS AND NOTES
                                       (cost $120,669,339)..................                                     $118,801,123
                                                                                                                 ==============



DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     AUGUST 31, 1996
COMMON STOCKS-52.9%                                                                               SHARES           VALUE
                                                                                             ________________   ________________
     CONSUMER DURABLES-2.3%          D.R. Horton,...........................                      450,568 (d)   $   3,998,791
                                     Topps..................................                      490,900 (d)       2,331,775
                                                                                                                 ______________
                                                                                                                    6,330,566
                                                                                                                 ______________
     CONSUMER
     NON-DURABLES-7.2%               Authentic Fitness......................                      162,000           2,146,500
                                     Dole Food .............................                       41,300           1,708,787
                                     First Brands...........................                      109,000           2,479,750
                                     Jones Apparel Group....................                       86,800 (d)       4,806,550
                                     Kimberly-Clark.........................                       36,000           2,821,500
                                     Philip Morris Cos......................                       26,000           2,333,500
                                     Reebok International...................                       84,000           3,024,000
                                                                                                                 ______________
                                                                                                                   19,320,587
                                                                                                                 ______________
      CONSUMER SERVICES-2.4%         Carnival, Cl. A........................                       97,000           2,740,250
                                     Circus Circus Enterprises..............                       70,000 (d)       2,380,000
                                     New York Times, Cl. A..................                       42,700           1,334,375
                                                                                                                 ______________
                                                                                                                    6,454,625
                                                                                                                 ______________
            ELECTRONIC
            TECHNOLOGY-6.1%          Amdahl.................................                      207,000 (d)       2,057,062
                                     EMC....................................                      172,900 (d)       3,328,325
                                     Harris.................................                       78,000           4,797,000
                                     International Business Machines........                        4,300             491,813
                                     Perkin-Elmer...........................                       56,000           2,905,000
                                     United Technologies....................                       24,500           2,762,375
                                                                                                                 ______________
                                                                                                                   16,341,575
                                                                                                                 ______________
     ENERGY MINERALS-4.1%            Amerada Hess...........................                       51,000           2,594,625
                                     Phillips Petroleum.....................                       69,000           2,794,500
                                     Tosco..................................                       57,500           2,760,000
                                     Unocal.................................                       82,500           2,825,625
                                                                                                                 ______________
                                                                                                                   10,974,750
                                                                                                                 ______________
     FINANCE-6.3%                    Ahmanson (H.F.)........................                      199,900           5,047,475
                                     Bank of New York.......................                      108,400           3,021,650
                                     Chelsea GCA Realty.....................                      170,400           4,962,900
                                     Great Western Financial................                      120,100           2,972,475
                                     Horizon Group..........................                       44,400             932,400
                                                                                                                 ______________
                                                                                                                   16,936,900
                                                                                                                 ______________
     HEALTH SERVICES-.2%             Collaborative Clinical Research........                       32,000 (d)         464,000
                                                                                                                 ______________

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 AUGUST 31, 1996
COMMON STOCKS (CONTINUED)                                                                      SHARES               VALUE
                                                                                             _____________     _______________
     HEALTH TECHNOLOGY-5.5%          Glaxo Wellcome PLC, A.D.R. ............                      100,000        $  2,850,000
                                     Mallinckrodt Group.....................                      127,600           5,167,800
                                     Sandoz AG..............................                        2,060           2,448,339
                                     Warner-Lambert.........................                       75,000           4,462,500
                                                                                                                 ______________
                                                                                                                   14,928,639
    INDUSTRIAL SERVICES-1.0%         Cooper Cameron.........................                       52,000 (d)       2,743,000
                                                                                                                 ______________
    NON-ENERGY MINERALS-1.1%         ASARCO.................................                       54,400           1,407,600
                                     Lone Star Industries...................                       45,500           1,478,750
                                                                                                                 ______________
                                                                                                                    2,886,350
                                                                                                                 ______________
    PROCESS INDUSTRIES-5.1%          Avery Dennison.........................                       34,600           1,768,925
                                     Boise Cascade..........................                       50,100           1,690,875
                                     Corning................................                      150,400           5,602,400
                                     First Mississippi......................                       72,300           1,943,062
                                     Hoechst................................                       79,000           2,766,599
                                                                                                                 ______________
                                                                                                                   13,771,861
                                                                                                                 ______________
        PRODUCER
    MANUFACTURING-1.9%               Data Documents.........................                      100,000 (d)       1,100,000
                                     Loews..................................                       20,900           1,562,275
                                     Masco..................................                       83,000           2,417,375
                                                                                                                 ______________
                                                                                                                    5,079,650
                                                                                                                 ______________
    RETAIL TRADE- 2.7%               Limited................................                       99,875           1,847,688
                                     Pier 1 Imports.........................                      180,000           3,015,000
                                     Price/Costco...........................                      123,000 (d)       2,444,625
                                                                                                                 ______________
                                                                                                                    7,307,313
                                                                                                                 ______________
   TECHNOLOGY SERVICES-.6%           Metromail..............................                       99,000 (d)       1,732,500
                                                                                                                 ______________
   TRANSPORTATION-.5%                Airborne Freight.......................                       62,500           1,476,563
                                                                                                                 ______________
   UTILITIES-5.9%                    AT&T...................................                       29,700           1,559,250
                                     British Telecommunications, A.D.R. ....                       48,000           2,814,000
                                     Century Telephone Enterprise...........                       85,000           2,879,375
                                     GTE....................................                       65,000           2,559,375
                                     Hong Kong Telecommunications, A.D.R. ..                      145,000           2,446,875
                                     NorAm Energy...........................                      254,000           3,714,750
                                                                                                                 ______________
                                                                                                                   15,973,625
                                                                                                                 ______________
                                     TOTAL COMMON STOCKS
                                       (cost $139,161,498)..................                                     $142,722,504
                                                                                                                 ==============

DREYFUS BALANCED FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           AUGUST 31, 1996
                                                                                              PRINCIPAL
SHORT-TERM INVESTMENTS-.2%                                                                      AMOUNT              VALUE
                                                                                         ________________    ___________________
     REPURCHASE AGREEMENTS;          Lanston (Aubrey G.) & Co., Inc.,
                                     5.15%, dated 8/30/1996, due 9/3/1996 in the
                                     amount of $600,343 (fully collateralized
                                     by $612,000 U.S. Treasury Bills due 10/17/1996,
                                     value $607,716)
                                     (cost $600,000)........................              $       600,000       $     600,000
                                                                                                              =================

TOTAL INVESTMENTS (cost $260,430,837)  .................................                             97.1%       $262,123,627
                                                                                                 =========    =================
CASH AND RECEIVABLES (NET)..................................................                          2.9%       $  7,745,221
                                                                                                 =========    =================
NET ASSETS..................................................................                         100.0%      $269,868,848
                                                                                                 =========    =================
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Variable rate security-interest rate subject to periodic change.
    (b)  Securities exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    August 31,1996, these securities amounted to $7,565,050 or approximately
    2.8% of net assets.
    (c)  This date represents the projected maturity date. The stated
    maturity date is 5/25/2023.
    (d)  Non-income producing.





See notes to financial statements.

DREYFUS BALANCED FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                              AUGUST 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $260,430,837)-see statement.....................................                                         $262,123,627
    Receivable for investment securities sold...............................                                           15,140,396
    Interest and dividends receivable.......................................                                            1,849,859
    Receivable for shares of Common Stock subscribed........................                                                5,000
    Prepaid expenses........................................................                                               28,398
                                                                                                                   ______________
                                                                                                                      279,147,280
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                         $   149,139
    Due to Custodian........................................................                             482,520
    Payable for investment securities purchased.............................                           8,493,187
    Payable for Common Stock redeemed.......................................                               2,528
    Accrued expenses and other liabilities..................................                             151,058        9,278,432
                                                                                                 _______________    ____________
NET ASSETS  ................................................................                                         $269,868,848
                                                                                                                     ============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $257,103,080
    Accumulated undistributed investment income-net.........................                                            1,494,521
    Accumulated undistributed net realized gain on investments..............                                            9,578,457
    Accumulated net unrealized appreciation on investments-Note 4...........                                            1,692,790
                                                                                                                     ___________
NET ASSETS at value applicable to 17,839,221 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized).........                                         $269,868,848
                                                                                                                     ============
NET ASSET VALUE, offering and redemption price per share
    ($269,868,848 / 17,839,221 shares)......................................                                               $15.13
                                                                                                                     ============




See notes to financial statements.

DREYFUS BALANCED FUND, INC.
STATEMENT OF OPERATIONS                                                                       YEAR ENDED AUGUST 31, 1996
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                       $   7,584,035
      Cash dividends (net of $24,048 foreign taxes withheld at source)......                           2,125,660
                                                                                                  _______________
          TOTAL INCOME......................................................                                           $9,709,695
    EXPENSES:
      Management fee-Note 3(a)..............................................                           1,331,747
      Shareholder servicing costs-Note 3(b).................................                             693,736
      Registration fees.....................................................                              73,707
      Professional fees.....................................................                              50,218
      Custodian fees-Note 3(b)..............................................                              29,112
      Directors' fees and expenses-Note 3(c)................................                              25,630
      Prospectus and shareholders' reports..................................                               3,458
      Miscellaneous.........................................................                              18,028
                                                                                                  _______________
          TOTAL EXPENSES....................................................                                            2,225,636
                                                                                                                  _______________
          INVESTMENT INCOME-NET.............................................                                            7,484,059
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized gain on investments........................................                        $ 10,594,753
    Net unrealized (depreciation) on investments............................                         (10,694,194)
                                                                                                  _______________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                              (99,441)
                                                                                                                  _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $7,384,618
                                                                                                                  ===============




See notes to financial statements.

DREYFUS BALANCED FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   YEAR ENDED AUGUST 31,
                                                                                       _________________________________________
                                                                                               1995                 1996
                                                                                       __________________     __________________
OPERATIONS:
    Investment income-net...................................................             $   4,614,250            $   7,484,059
    Net realized gain on investments........................................                 8,267,726               10,594,753
    Net unrealized appreciation (depreciation) on investments for the year..                 9,201,437              (10,694,194)
                                                                                       __________________     __________________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                22,083,413                7,384,618
                                                                                       __________________     __________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                (3,967,630)              (7,065,294)
    Net realized gain on investments........................................                  (839,686)              (9,035,826)
                                                                                       __________________     __________________
      TOTAL DIVIDENDS.......................................................                (4,807,316)             (16,101,120)
                                                                                       __________________     __________________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                96,785,162              212,974,684
    Dividends reinvested....................................................                 4,709,482               15,726,554
    Cost of shares redeemed.................................................               (35,709,773)            (116,025,180)
                                                                                       __________________     __________________
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                65,784,871              112,676,058
                                                                                       __________________     __________________
          TOTAL INCREASE IN NET ASSETS......................................                83,060,968              103,959,556
NET ASSETS:
    Beginning of year.......................................................                82,848,324              165,909,292
                                                                                       __________________     __________________
    End of year (including undistributed investment income-net:
      $1,075,756 in 1995 and $1,494,521 in 1996)............................             $ 165,909,292            $ 269,868,848
                                                                                       ==================     ==================

                                                                                              SHARES                 SHARES
                                                                                       __________________     ___________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                 6,733,976               13,678,706
    Shares issued for dividends reinvested..................................                   336,603                1,029,914
    Shares redeemed.........................................................                (2,476,932)              (7,500,481)
                                                                                       __________________     ___________________
      NET INCREASE IN SHARES OUTSTANDING....................................                 4,593,647                7,208,139
                                                                                       ==================     ===================

See notes to financial statements.

DREYFUS BALANCED FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                             YEAR ENDED AUGUST 31,
                                                                          ______________________________________________________
PER SHARE DATA:                                                              1993(1)        1994            1995         1996
                                                                             --------     --------         ------        ------
    Net asset value, beginning of year.......................                $12.50         $13.28         $13.72        $15.61
                                                                             --------     --------         ------        ------
    INVESTMENT OPERATIONS:
    Investment income-net....................................                   .39            .41            .54          .51
    Net realized and unrealized gain on investments..........                   .71            .59           1.99          .29
                                                                             --------     --------         ------        ------
      TOTAL FROM INVESTMENT OPERATIONS.......................                  1.10           1.00           2.53          .80
                                                                             --------     --------         ------        ------
    DISTRIBUTIONS:
    Dividends from investment income-net.....................                  (.32)          (.42)           (.51)        (.53)
    Dividends from net realized gain on investments..........                   --            (.14)           (.13)        (.75)
                                                                             --------     --------         ------        ------
      TOTAL DISTRIBUTIONS....................................                  (.32)          (.56)           (.64)       (1.28)
                                                                             --------     --------         ------        ------
    Net asset value, end of year.............................                $13.28         $13.72          $15.61      $15.13
                                                                          ============   ===========     ==========  ===========
TOTAL INVESTMENT RETURN......................................                  8.88%(2)       7.73%          19.03%       5.19%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................                   .23%(2)        .69%          1.04%        1.00%
    Ratio of net investment income to average net assets.....                  3.46%(2)       3.26%          3.99%        3.37%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager.........................................                  1.13%(2)        .41%          --            --
    Portfolio Turnover Rate..................................                 46.42%(2)      58.22%         72.42%      186.23%
    Average commission rate paid(3)..........................                   --           --             --          $.0684
    Net Assets, end of year (000's Omitted)..................                   $48,315    $82,848       $165,909     $269,869
    (1)  From September 30, 1992 (commencement of operations) to August 31, 1993.
    (2)  Not annualized.
    (3)  For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per
    share for purchases and sales of investment securities.



See notes to financial statements.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Balanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Other securities are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primari ly on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    On September 27, 1996, the Board of Directors declared a cash dividend of $.126 per share from undistributed investment income-net, payable on September 30, 1996 (ex-dividend date), to shareholders of record as of the close of business on September 27, 1996.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a 300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ending August 31, 1996 the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended August 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended August 31, 1996, the Fund was charged an aggregate of $554,895 pursuant to the Shareholder Services Plan.

DREYFUS BALANCED FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $42,084, for the period from December 1, 1995 through August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. For the period from May 10, 1996 through August 31, 1996, $3,436 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended August 31, 1996 amounted to $499,940,393 and $397,252,189, respectively.
    At August 31, 1996, accumulated net unrealized appreciation on investments was $1,692,790, consisting of $8,598,009 gross unrealized appreciation and $6,905,219 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BALANCED FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BALANCED FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statement of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young LLP Signature)


New York, New York
October 2, 1996





IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.541 per share as a long-term capital gain distribution of the $.911 per share paid on December 19, 1995.

(Dreyfus Lion D Logo)
DREYFUS BALANCED FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            222AR968
(Dreyfus Logo)
Balanced
Fund, Inc.
Annual Report
August 31, 1996